Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-162732) pertaining to the Omeros Corporation 2008 Equity Incentive Plan, Omeros Corporation Second Amended and Restated 1998 Stock Option Plan, nura, Inc. 2003 Stock Option Plan, Stock Option Grant to Gregory A. Demopulos, M.D., and Stock Option Grant to Pamela Pierce Palmer, M.D., Ph.D,

(2) Registration Statement (Form S-8 No. 333-165861) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(3) Registration Statement (Form S-8 No. 333-172905) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(4) Registration Statement (Form S-8 No. 333-180216) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(5) Registration Statement (Form S-8 No. 333-187344) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(6) Registration Statement (Form S-8 No. 333-194693) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(7) Registration Statement (Form S-8 No. 333-202788) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(8) Registration Statement (Form S-8 No. 333-210219) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(9) Registration Statement (Form S-8 No. 333-216749) pertaining to the Omeros Corporation 2008 Equity Incentive Plan,

(10) Registration Statement (Form S-8 No. 333-218882) pertaining to the Omeros Corporation 2017 Omnibus Incentive Compensation Plan,

(11) Registration Statement (Form S-8 No. 333-232071) pertaining to the Omeros Corporation 2017 Omnibus Incentive Compensation Plan,

(12) Registration Statement (Form S-8 No. 333-257148) pertaining to the Omeros Corporation 2017 Omnibus Incentive Compensation Plan

(13) Registration Statement (Form S-8 No. 333-273855) pertaining to the Omeros Corporation 2017 Omnibus Incentive Compensation Plan, and

(14) Registration Statement (Form S-3 No. 333- 268269) of Omeros Corporation

of our report dated March 31, 2025, with respect to the consolidated financial statements of Omeros Corporation included in this Annual Report (Form 10-K) of Omeros Corporation for the year ended December 31, 2024.

/s/ Ernst & Young LLP

Seattle, Washington

March 31, 2025